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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 24, 1998



                            MELLON BANK CORPORATION
               (Exact name of registrant as specified in charter)



          Pennsylvania               1-7410              25-1233834
  (State or other jurisdiction    (Commission          (I.R.S. Employer
         of incorporation)         File Number)       Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania             15258
                  (Address of principal executive offices)    (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated July 24, 1998, Mellon Bank Corporation ("MBC"), its subsidiary The Dreyfus Corporation and Newton Management Limited ("Newton") announced an agreement whereby Mellon will acquire a majority interest in Newton.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated July 24, 1998, announcing the matter referenced in Item 5 above.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION



Date:  July 30, 1998          By: /s/ STEVEN G. ELLIOTT
                                  Steven G. Elliott
                                  Vice Chairman and Chief Financial
                                  Officer
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                                 EXHIBIT INDEX


Number                   Description                 Method of Filing

99.1                     Press Release dated         Filed herewith
                         July 24, 1998